Exhibit 10.3
INTELLECTUAL PROPERTY SECURITY AGREEMENT
     INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, the “IP Security Agreement”) dated June 24, 2009, is made by the Persons listed on the signature pages hereof (collectively, the “Grantors”) in favor of U.S. Bank National Association, (“US Bank”), as collateral trustee (the “Collateral Trustee”) for the Secured Parties (as defined in the Indenture referred to below).
     WHEREAS, Terremark Worldwide, Inc., a Delaware corporation (the “Company”) and the Grantors have entered into an Indenture dated as of June 24, 2009 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Indenture”), with The Bank of New York Mellon Trust Company, N.A., as trustee, (the “Trustee”) and the Guarantors party thereto.
     WHEREAS, the Company and the Grantors have entered into a Collateral Trust Agreement with the Collateral Trustee, the Trustee and the other parties party thereto (the “Collateral Trust Agreement”). Terms defined in the Indenture or the Collateral Trust Agreement and not otherwise defined herein are used herein as defined in the Indenture or Collateral Trust Agreement.
     WHEREAS, as a condition precedent to the entry into the Parity Lien Documents by the Parity Lien Representatives and the other holders of Parity Lien Obligations, each Grantor has executed and delivered that certain Security Agreement dated June 24, 2009, made by the Grantors to the Collateral Trustee (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”).
     WHEREAS, under the terms of the Security Agreement, the Grantors have granted to the Collateral Trustee, for the ratable benefit of the Secured Parties, a security interest in, among other property, certain intellectual property of the Grantors, and have agreed as a condition thereof to execute this IP Security Agreement for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor agrees as follows:
     SECTION 1. Grant of Security. Each Grantor hereby grants to the Collateral Trustee for the ratable benefit of the Secured Parties a security interest in all of such Grantor’s right, title and interest in and to the following (the “Collateral”):
     (i) the patents and patent applications set forth in Schedule A hereto (the “Patents”);
     (ii) the trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby (the “Trademarks”);
     (iii) all copyrights, whether registered or unregistered, now owned or hereafter acquired by such Grantor, including, without limitation, the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto (the “Copyrights”);

     (iv) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto;
     (v) any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and
     (vi) any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral of or arising from any of the foregoing.
     SECTION 2. Security for Obligations. The grant of a security interest in the Collateral by each Grantor under this IP Security Agreement secures the payment of all Secured Obligations of such Grantor now or hereafter existing under or in respect of the Parity Lien Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this IP Security Agreement secures, as to each Grantor, the payment of all amounts that constitute part of the Secured Obligations and that would be owed by such Grantor to any Secured Party under the Parity Lien Documents but for the fact that such Secured Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving a Grantor.
     SECTION 3. Recordation. Each Grantor authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this IP Security Agreement.
     SECTION 4. Execution in Counterparts. This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
     SECTION 5. Grants, Rights and Remedies. This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement. Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Trustee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.
     SECTION 6. Governing Law. This IP Security Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict of law principles that would cause the law of another jurisdiction to apply (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law.
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     IN WITNESS WHEREOF, each Grantor has caused this IP Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

TERREMARK WORLDWIDE, INC.
By /s/ Jose A. Segrera
Name:	Jose A. Segrera
Title:	Chief Financial Officer Address for notices: 2 S. Biscayne Blvd. Suite 2800 Miami, FL 33131

TERREMARK NORTH AMERICA, INC.
By /s/ Jose A. Segrera
Name:	Jose A. Segrera
Title:	Chief Financial Officer Address for notices: 2 S. Biscayne Blvd. Suite 2800 Miami, FL 33131

TERREMARK EUROPE, INC.
By /s/ Jose A. Segrera
Name:	Jose A. Segrera
Title:	Chief Financial Officer Address for notices: 2 S. Biscayne Blvd. Suite 2800 Miami, FL 33131

TERRENAP DATA CENTERS, INC.
By /s/ Jose A. Segrera
Name:	Jose A. Segrera
Title:	Chief Financial Officer Address for notices: 2 S. Biscayne Blvd. Suite 2800 Miami, FL 33131

PARK WEST TELECOMMUNICATIONS INVESTORS, INC.
By /s/ Jose A. Segrera
Name:	Jose A. Segrera
Title:	Chief Financial Officer Address for notices: 2 S. Biscayne Blvd. Suite 2800 Miami, FL 33131

TECOTA SERVICES CORP.
By /s/ Jose A. Segrera
Name:	Jose A. Segrera
Title:	Chief Financial Officer Address for notices: 2 S. Biscayne Blvd. Suite 2800 Miami, FL 33131

TECHNOLOGY CENTER OF THE AMERICAS, LLC
By /s/ Jose A. Segrera
Name:	Jose A. Segrera
Title:	Chief Financial Officer Address for notices: 2 S. Biscayne Blvd. Suite 2800 Miami, FL 33131

TERREMARK FEDERAL GROUP, INC.
By /s/ Nelson Fonseca
Name:	Nelson Fonseca
Title:	Chief Financial Officer Address for notices: 2 S. Biscayne Blvd. Suite 2800 Miami, FL 33131

TERREMARK FINANCIAL SERVICES, INC.
By /s/ Jose A. Segrera
Name:	Jose A. Segrera
Title:	Chief Financial Officer Address for notices: 2 S. Biscayne Blvd. Suite 2800 Miami, FL 33131

TERREMARK FORTUNE HOUSE #1, INC.
By /s/ Jose A. Segrera
Name:	Jose A. Segrera
Title:	Chief Financial Officer Address for notices: 2 S. Biscayne Blvd. Suite 2800 Miami, FL 33131

TERREMARK LATIN AMERICA, INC.
By /s/ Jose A. Segrera
Name:	Jose A. Segrera
Title:	Chief Financial Officer Address for notices: 2 S. Biscayne Blvd. Suite 2800 Miami, FL 33131

TERREMARK MANAGEMENT SERVICES, INC.
By /s/ Jose A. Segrera
Name:	Jose A. Segrera
Title:	Chief Financial Officer Address for notices: 2 S. Biscayne Blvd. Suite 2800 Miami, FL 33131

TERREMARK REALTY, INC.
By /s/ Jose A. Segrera
Name:	Jose A. Segrera
Title:	Chief Financial Officer Address for notices: 2 S. Biscayne Blvd. Suite 2800 Miami, FL 33131

TERREMARK TECHNOLOGY CONTRACTORS, INC.
By /s/ Jose A. Segrera
Name:	Jose A. Segrera
Title:	Chief Financial Officer Address for notices: 2 S. Biscayne Blvd. Suite 2800 Miami, FL 33131

TERREMARK TRADEMARK HOLDINGS, INC.
By /s/ Jose A. Segrera
Name:	Jose A. Segrera
Title:	Chief Financial Officer Address for notices: 2 S. Biscayne Blvd. Suite 2800 Miami, FL 33131

TERRENAP SERVICES, INC.
By /s/ Jose A. Segrera
Name:	Jose A. Segrera
Title:	Chief Financial Officer Address for notices: 2 S. Biscayne Blvd. Suite 2800 Miami, FL 33131

SPECTRUM TELECOMMUNICATIONS CORP.
By /s/ Jose A. Segrera
Name:	Jose A. Segrera
Title:	Chief Financial Officer Address for notices: 2 S. Biscayne Blvd. Suite 2800 Miami, FL 33131

NAP OF THE CAPITAL REGION, LLC
By /s/ Jose A. Segrera
Name:	Jose A. Segrera
Title:	Chief Financial Officer Address for notices: 2 S. Biscayne Blvd. Suite 2800 Miami, FL 33131

NAP WEST, LLC
By /s/ Jose A. Segrera
Name:	Jose A. Segrera
Title:	Chief Financial Officer Address for notices: 2 S. Biscayne Blvd. Suite 2800 Miami, FL 33131

U.S. BANK NATIONAL ASSOCIATION, as Collateral Trustee
By /s/ Richard Prokosch
Name:	Richard Prokosch
Title:	Vice President Address for notices: U.S. Bank National Association 60 Livingston Avenue EP-MN-WS3C St. Paul, MN 55107-2292 Attn: Corporate Trust Administration